Exhibit 5.3

[Simpson Thacher & Bartlett LLP Letterhead]

September 16, 2013

Hovnanian Enterprises, Inc.

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

K. Hovnanian Enterprises, Inc.

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

Ladies and Gentlemen:

We have acted as counsel to Hovnanian Enterprises, Inc., a Delaware corporation (“Hovnanian”), K. Hovnanian Enterprises, Inc., a California corporation and a wholly-owned subsidiary of Hovnanian (“K. Hovnanian”), and to certain other subsidiaries of Hovnanian (the “Subsidiary Registrants”) in connection with the Registration Statement on Form S-3 (File No. 333-189802) (the “Registration Statement”) filed by Hovnanian, K. Hovnanian and the Subsidiary Registrants with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and the issuance thereunder by K. Hovnanian of $41,581,000 aggregate principal amount of 6.25% Senior Notes due 2016 (the “Notes”), unconditionally guaranteed (each a “Guarantee,” and collectively, the “Guarantees”) on a senior unsecured basis by Hovnanian and the subsidiary guarantors named in Schedule I hereto (collectively, the “Schedule I Guarantors”) and the subsidiary guarantors named in Schedule II hereto (the “Schedule II Guarantors” and, collectively with Hovnanian and the Schedule I Guarantors, the “Guarantors”), pursuant to the Underwriting Agreement dated September 11, 2013 (the “Underwriting Agreement”), among K. Hovnanian, the Guarantors and the underwriter named therein.

We have examined the Registration Statement as it became effective under the Securities Act; K. Hovnanian’s and the Guarantors’ prospectus dated August 23, 2013 (the “Base Prospectus”), as supplemented by the prospectus supplement dated September 11, 2013 (together with the Base Prospectus, the “Prospectus”), filed by K. Hovnanian and the Guarantors pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act; the Indenture dated as of August 8, 2005 (the “Base Indenture”), among K. Hovnanian, the Guarantors and Deutsche Bank National Trust Company, as successor trustee (the “Trustee”); the Eleventh Supplemental Indenture dated as of September 16, 2013 (the “Supplemental Indenture” and, together with the Base Indenture and as otherwise amended or supplemented as of the date hereof, the “Indenture”) among K. Hovnanian, the Guarantors and the Trustee; a duplicate of the global note representing the Notes; a duplicate of the Guarantees annexed to the Notes; and the Underwriting Agreement.

We also have examined the originals, or duplicates or certified or conformed copies, of such records, agreements, documents and other instruments and have made such other investigations as we have deemed relevant and necessary in connection with the opinions hereinafter set forth. As to questions of fact material to this opinion, we have relied upon certificates or comparable documents or statements of public officials and of officers and representatives of K. Hovnanian and the Guarantors.

In rendering the opinions set forth below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents. We also have assumed that the Indenture is the valid and legally binding obligation of the Trustee.

We have assumed further that (1) K. Hovnanian has duly authorized, executed and issued the Notes, (2) each of K. Hovnanian and the Schedule II Guarantors has duly authorized, executed and delivered the Indenture, (3) each of the Schedule II Guarantors has duly authorized and issued the Guarantees made by them, and (4) the execution, issuance and performance by K. Hovnanian of the Notes, the execution, delivery and performance by each of the Schedule II Guarantors of the Indenture, and the execution, issuance and performance of the Guarantees made by each of the Schedule II Guarantors will not violate any applicable laws (except that no such assumption is made with respect to the Delaware General Corporation Law, the Delaware Limited Liability Company Act, the law of the State of New York and the federal law of the United States).

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, we are of the opinion that:

1.	Assuming due authentication of the Notes by the Trustee, the Notes constitute valid and legally binding obligations of K. Hovnanian enforceable against K. Hovnanian in accordance with their terms.

2.	Assuming due authentication of the Notes by the Trustee, the Guarantees constitute valid and legally binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms.

Our opinions set forth above are subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

We do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States and the Delaware General Corporation Law. We understand that, with respects to all matters of law other than the law of the State of New York, the federal law of the United States, the Delaware General Corporation Law and the Delaware Limited Liability Company Act, you are relying on the opinion of Michael Discafani, Vice President and Corporate Counsel of Hovnanian and K. Hovnanian, dated the date hereof and filed as Exhibit 5.4 to the Current Report on Form 8-K of Hovnanian filed with the Commission in connection with the closing of the offering of the Notes.

We hereby consent to the filing of this opinion letter as Exhibit 5.3 to the Current Report on Form 8-K of Hovnanian filed with the Commission in connection with the closing of the offering of the Notes and to the use of our name under the caption “Legal Matters” in the Prospectus.

Very truly yours,

/s/ Simpson Thacher & Bartlett LLP

SIMPSON THACHER & BARTLETT LLP

Schedule I

Schedule I Guarantors

Guarantor	Jurisdiction of Incorporation or Organization
Hovnanian Enterprises, Inc.	DE
K. Hovnanian at Chester I, L.L.C.	DE
K. Hovnanian at Lawrence V, L.L.C.	DE
K. Hovnanian at Mansfield I, L.L.C.	DE
K. Hovnanian at Mansfield II, L.L.C.	DE
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE
K. HOVNANIAN AT WAYNE, VIII, L.L.C.	DE
K. Hovnanian at West Windsor, L.L.C.	DE
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	DE
K. Hovnanian Hamptons at Oak Creek II, L.L.C.	DE
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE
K. Hovnanian Homes of Longacre Village, L.L.C.	DE
K. Hovnanian North Central Acquisitions, L.L.C.	DE
K. Hovnanian North Jersey Acquisitions, L.L.C.	DE
K. Hovnanian Shore Acquisitions, L.L.C.	DE
K. Hovnanian South Jersey Acquisitions, L.L.C.	DE
K. Hovnanian’s Four Seasons at Silver Maple Farm, L.L.C.	DE
Washington Homes, Inc.	DE
K. HOVNANIAN AT MONROE II, INC.	NY
K. Hovnanian at New Windsor, L.L.C.	NY
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.	NY
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	NY

Schedule II

Non-Schedule I Guarantors

Guarantor	Jurisdiction of Incorporation or Organization
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	AZ
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ
New Land Title Agency, L.L.C.	AZ
K. HOV IP, II, Inc.	CA
K. HOV IP, INC.	CA
K. Hovnanian at 4S, LLC	CA
K. Hovnanian at Acqua Vista, LLC	CA
K. Hovnanian at Aliso, LLC	CA
K. Hovnanian at Andalusia, LLC	CA
K. Hovnanian at Arbor Heights, LLC	CA
K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA
K. Hovnanian at Bakersfield 463, L.L.C.	CA
K. Hovnanian at Bella Lago, LLC	CA
K. Hovnanian at Bridgeport, Inc.	CA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA
K. Hovnanian at Carlsbad, LLC	CA
K. Hovnanian at Charter Way, LLC	CA
K. Hovnanian at Cielo, L.L.C.	CA
K. Hovnanian at Coastline, L.L.C.	CA
K. Hovnanian at Cortez Hill, LLC	CA
K. Hovnanian at Dominguez Hills, Inc.	CA
K. Hovnanian at Eastlake, LLC	CA
K. Hovnanian at El Dorado Ranch II, L.L.C.	CA
K. Hovnanian at El Dorado Ranch, L.L.C.	CA
K. Hovnanian at Encinitas Ranch, LLC	CA
K. Hovnanian at Evergreen, L.L.C.	CA
K. Hovnanian at Fiddyment Ranch, LLC	CA
K. Hovnanian at Fresno, LLC	CA
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA
K. Hovnanian at Gilroy, LLC	CA
K. Hovnanian at Gilroy 60, LLC	CA
K. Hovnanian at Jaeger Ranch, LLC	CA
K. Hovnanian at La Costa Greens, L.L.C.	CA
K. Hovnanian at La Costa, LLC	CA
K. Hovnanian at La Habra Knolls, LLC	CA
K. Hovnanian at La Laguna, L.L.C.	CA
K. Hovnanian at Lake Rancho Viejo, LLC	CA
K. Hovnanian at Malan Park, L.L.C.	CA
K. Hovnanian at Manteca, LLC	CA

Guarantor	Jurisdiction of Incorporation or Organization
K. Hovnanian at Melanie Meadows, LLC	CA
K. Hovnanian at Menifee, LLC	CA
K. Hovnanian at Mosaic, LLC	CA
K. Hovnanian at Muirfield, LLC	CA
K. HOVNANIAN AT OCEAN WALK, INC.	CA
K. Hovnanian at Olde Orchard, LLC	CA
K. Hovnanian at Park Lane, LLC	CA
K. Hovnanian at Parkside, LLC	CA
K. Hovnanian at Pavillion Park, LLC	CA
K. Hovnanian at Piazza D’Oro, L.L.C.	CA
K. Hovnanian at Piazza Serena, L.L.C.	CA
K. Hovnanian at Positano, LLC	CA
K. Hovnanian at Prado, L.L.C.	CA
K. Hovnanian at Rancho Santa Margarita, LLC	CA
K. Hovnanian at Riverbend, LLC	CA
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. Hovnanian at Sage, L.L.C.	CA
K. Hovnanian at Santa Nella, LLC	CA
K. Hovnanian at Sheldon Grove, LLC	CA
K. Hovnanian at Skye Isle, LLC	CA
K. Hovnanian at Stanton, LLC	CA
K. Hovnanian at Sunridge Park, LLC	CA
K. Hovnanian at Sycamore, Inc.	CA
K. Hovnanian at The Crosby, LLC	CA
K. Hovnanian at The Gables, LLC	CA
K. Hovnanian at The Preserve, LLC	CA
K. Hovnanian at Thompson Ranch, LLC	CA
K. Hovnanian at Trail Ridge, LLC	CA
K. Hovnanian at Valle Del Sol, LLC	CA
K. Hovnanian at Verona Estates, LLC	CA
K. Hovnanian at Victorville, L.L.C.	CA
K. Hovnanian at Vista Del Sol, L.L.C.	CA
K. Hovnanian at Waterstone, LLC	CA
K. Hovnanian at West View Estates, L.L.C.	CA
K. Hovnanian at Westshore, LLC	CA
K. Hovnanian at Wheeler Ranch, LLC	CA
K. HOVNANIAN AT WINCHESTER, LLC	CA
K. Hovnanian at Woodcreek West, LLC	CA
K. Hovnanian Communities, Inc.	CA
K. Hovnanian Companies of California, Inc.	CA
K. Hovnanian Companies of Southern California, Inc.	CA
K. Hovnanian Companies, LLC	CA
K. Hovnanian Developments of California, Inc.	CA
K. Hovnanian Developments of New Jersey II, Inc.	CA

Guarantor	Jurisdiction of Incorporation or Organization
K. Hovnanian Developments of New Jersey, Inc.	CA
K. Hovnanian Homes Northern California, Inc.	CA
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. Hovnanian’s Four Seasons at Beaumont, LLC	CA
K. Hovnanian’s Four Seasons at Hemet, LLC	CA
K. Hovnanian’s Four Seasons at Los Banos, LLC	CA
K. Hovnanian’s Four Seasons at Moreno Valley, L.L.C.	CA
K. Hovnanian’s Four Seasons at Palm Springs, LLC	CA
K. Hovnanian’s Four Seasons, LLC	CA
K. Hovnanian’s Parkside at Towngate, L.L.C.	CA
SEABROOK ACCUMULATION CORPORATION	CA
STONEBROOK HOMES, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	DC
K. Hovnanian Homes of D.C., L.L.C.	DC
Eastern National Title Agency, LLC	FL
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL
K. Hovnanian at Duval Pointe, LLC	FL
K. Hovnanian at Lake Burden, LLC	FL
K. Hovnanian Cambridge Homes, L.L.C.	FL
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. Hovnanian Florida Realty, L.L.C.	FL
K. Hovnanian at Grand Cypress, LLC	FL
K. Hovnanian South Fork, LLC	FL
K. Hovnanian Sterling Ranch, LLC	FL
K. Hovnanian T&C Homes at Florida, L.L.C.	FL
K. HOVNANIAN WINDWARD HOMES, LLC	FL
K. Hovnanian Developments of Georgia, Inc.	GA
K. Hovnanian Homes at Creekside, LLC	GA
K. Hovnanian Homes of Georgia, L.L.C.	GA
Arbor Trails, LLC	IL
Glenrise Grove, L.L.C.	IL
K. Hovnanian Developments of Illinois, Inc.	IL
K. Hovnanian Estates at Regency, L.L.C.	IL
K. Hovnanian T&C Homes at Illinois, L.L.C.	IL
K. Hovnanian Developments of Kentucky, Inc.	KY
K. Hovnanian Summit Homes of Kentucky, L.L.C.	KY
Founders Title Agency of Maryland, L.L.C.	MD
Homebuyers Financial Services, L.L.C.	MD
Hovnanian Land Investment Group of Maryland, L.L.C.	MD
Hovnanian Land Investment Group, L.L.C.	MD
K. Hovnanian at Roderuck, L.L.C.	MD

Guarantor	Jurisdiction of Incorporation or Organization
K. Hovnanian at Willow Brook, L.L.C.	MD
K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	MD
K. Hovnanian Homes at Camp Springs, L.L.C.	MD
K. Hovnanian Homes at Fairwood, L.L.C.	MD
K. Hovnanian Homes at Forest Run, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm, L.L.C.	MD
K. Hovnanian Homes at Jones Station 1, L.L.C.	MD
K. Hovnanian Homes at Maxwell Place, L.L.C.	MD
K. Hovnanian Homes at Renaissance Plaza, L.L.C.	MD
K. Hovnanian Homes at Russett, L.L.C.	MD
K. Hovnanian Homes at the Highlands, LLC	MD
K. Hovnanian Homes of Maryland, L.L.C.	MD
K. Hovnanian’s Four Seasons at Kent Island Condominiums, L.L.C.	MD
K. Hovnanian’s Four Seasons at Kent Island, L.L.C.	MD
K. Hovnanian’s Four Seasons at St. Margarets Landing, L.L.C.	MD
PADDOCKS, L.L.C.	MD
Pine Ayr, LLC	MD
Ridgemore Utility, L.L.C.	MD
Washington Homes at Columbia Town Center, L.L.C.	MD
WH PROPERTIES, INC.	MD
Woodland Lake Condominiums at Bowie New Town, L.L.C.	MD
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.	MN
K. Hovnanian Developments of Minnesota, Inc.	MN
K. Hovnanian Homes of Minnesota, L.L.C.	MN
K. Hovnanian Liberty on Bluff Creek, LLC	MN
K. Hovnanian Timbres at Elm Creek, LLC	MN
K. Hovnanian’s Four Seasons at Rush Creek II, LLC	MN
K. Hovnanian’s Four Seasons at Rush Creek, L.L.C.	MN
K. Hovnanian Developments of North Carolina, Inc.	NC
K. Hovnanian Homes at Reedy Creek, LLC	NC
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.	NC
WESTMINSTER HOMES, INC.	NC
Auddie Enterprises, L.L.C.	NJ
Builder Services NJ, L.L.C.	NJ
EASTERN TITLE AGENCY, INC.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
K. Hovnanian Acquisitions, Inc.	NJ
K. Hovnanian at Barnegat I, L.L.C.	NJ
K. Hovnanian at Barnegat II, L.L.C.	NJ

Guarantor	Jurisdiction of Incorporation or Organization
K. Hovnanian at Berkeley, L.L.C.	NJ
K. Hovnanian at Blue Heron Pines, L.L.C.	NJ
K. Hovnanian at Branchburg, L.L.C.	NJ
K. Hovnanian at Bridgewater I, L.L.C.	NJ
K. Hovnanian at Cedar Grove III, L.L.C.	NJ
K. Hovnanian at Cedar Grove V, L.L.C.	NJ
K. Hovnanian at Chesterfield, L.L.C.	NJ
K. Hovnanian at Clifton, L.L.C.	NJ
K. Hovnanian at Cranbury, L.L.C.	NJ
K. Hovnanian at Denville, L.L.C.	NJ
K. Hovnanian at Deptford Township, L.L.C.	NJ
K. Hovnanian at Edgewater II, L.L.C.	NJ
K. Hovnanian at Edgewater, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township, L.L.C.	NJ
K. Hovnanian at Fifth Avenue, L.L.C.	NJ
K. Hovnanian at Florence I, L.L.C.	NJ
K. Hovnanian at Florence II, L.L.C.	NJ
K. Hovnanian at Forest Meadows, L.L.C.	NJ
K. Hovnanian at Franklin, L.L.C.	NJ
K. Hovnanian at Franklin II, L.L.C.	NJ
K. Hovnanian at Franklin III, L.L.C.	NJ
K. Hovnanian at Freehold Township, L.L.C.	NJ
K. Hovnanian at Great Notch, L.L.C.	NJ
K. Hovnanian at Guttenberg, L.L.C.	NJ
K. Hovnanian at Hackettstown II, L.L.C.	NJ
K. Hovnanian at Hamburg, L.L.C.	NJ
K. Hovnanian at Hawthorne, L.L.C.	NJ
K. Hovnanian at Howell, LLC	NJ
K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ
K. Hovnanian at Jackson I, L.L.C.	NJ
K. Hovnanian at Jackson, L.L.C.	NJ
K. Hovnanian at Jersey City IV, L.L.C.	NJ
K. Hovnanian at Jersey City V Urban Renewal Company, L.L.C.	NJ
K. Hovnanian at Keyport, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor, L.L.C.	NJ
K. Hovnanian at Long Hill, L.L.C.	NJ
K. Hovnanian at Mahwah VI, Inc.	NJ
K. Hovnanian at Manalapan III, L.L.C.	NJ
K. Hovnanian at Mansfield III, L.L.C.	NJ
K. Hovnanian at Maple Avenue, L.L.C.	NJ
K. Hovnanian at Marlboro Township IX, L.L.C.	NJ
K. Hovnanian at Marlboro Township V, L.L.C.	NJ

Guarantor	Jurisdiction of Incorporation or Organization
K. Hovnanian at Marlboro Township VIII, L.L.C.	NJ
K. Hovnanian at Marlboro VI, L.L.C.	NJ
K. Hovnanian at Marlboro VII, L.L.C.	NJ
K. Hovnanian at Mendham Township, L.L.C.	NJ
K. Hovnanian at Middle Township II, L.L.C.	NJ
K. Hovnanian at Middle Township, L.L.C.	NJ
K. Hovnanian at Middletown II, L.L.C.	NJ
K. Hovnanian at Middletown III, LLC	NJ
K. Hovnanian at Millville II, L.L.C.	NJ
K. Hovnanian at Millville I, L.L.C.	NJ
K. Hovnanian at Monroe IV, L.L.C.	NJ
K. Hovnanian at Monroe NJ, L.L.C.	NJ
K. Hovnanian at Monroe NJ II, LLC	NJ
K. Hovnanian at Montgomery, LLC	NJ
K. Hovnanian at Montvale II, LLC	NJ
K. Hovnanian at Montvale, L.L.C.	NJ
K. Hovnanian at North Bergen. L.L.C.	NJ
K. Hovnanian at North Caldwell II, L.L.C.	NJ
K. Hovnanian at North Caldwell III, L.L.C.	NJ
K. Hovnanian at North Caldwell IV, L.L.C.	NJ
K. Hovnanian at North Haledon, L.L.C.	NJ
K. Hovnanian at North Wildwood, L.L.C.	NJ
K. Hovnanian at Northfield, L.L.C.	NJ
K. Hovnanian at Ocean Township, Inc.	NJ
K. Hovnanian at Oceanport, L.L.C.	NJ
K. Hovnanian at Old Bridge, L.L.C.	NJ
K. Hovnanian at Parsippany, L.L.C.	NJ
K. Hovnanian at Parsippany-Troy Hills, L.L.C.	NJ
K. Hovnanian at Pittsgrove, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. Hovnanian at Randolph I, L.L.C.	NJ
K. Hovnanian at Ridgemont, L.L.C.	NJ
K. Hovnanian at Sayreville, L.L.C.	NJ
K. Hovnanian at Scotch Plains, L.L.C.	NJ
K. Hovnanian at Shrewsbury, LLC	NJ
K. Hovnanian at Smithville, Inc.	NJ

Guarantor	Jurisdiction of Incorporation or Organization
K. Hovnanian at Somers Point, L.L.C.	NJ
K. Hovnanian at South Brunswick, L.L.C.	NJ
K. Hovnanian at South Brunswick II, LLC	NJ
K. Hovnanian at Station Square, L.L.C.	NJ
K. Hovnanian at The Monarch, L.L.C.	NJ
K. Hovnanian at Upper Freehold Township II, L.L.C.	NJ
K. Hovnanian at Upper Freehold Township III, L.L.C.	NJ
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ
K. HOVNANIAN AT VINELAND, L.L.C.	NJ
K. Hovnanian at Waldwick, LLC	NJ
K. Hovnanian at Warren Township, L.L.C.	NJ
K. Hovnanian at Washington, L.L.C.	NJ
K. Hovnanian at Wayne IX, L.L.C.	NJ
K. Hovnanian at Wildwood Bayside, L.L.C.	NJ
K. Hovnanian at Woolwich I, L.L.C.	NJ
K. Hovnanian Classics, L.L.C.	NJ
K. Hovnanian Construction II, Inc	NJ
K. Hovnanian Construction III, Inc	NJ
K. Hovnanian Construction Management, Inc.	NJ
K. Hovnanian Holdings NJ, L.L.C.	NJ
K. Hovnanian Manalapan Acquisition, LLC	NJ
K. Hovnanian Northeast Services, L.L.C.	NJ
K. Hovnanian Port Imperial Urban Renewal, Inc.	NJ
K. Hovnanian Properties of Red Bank, Inc.	NJ
K. Hovnanian Southern New Jersey, L.L.C.	NJ
K. Hovnanian Venture I, L.L.C.	NJ
KHIP, L.L.C.	NJ
LANDARAMA, INC.	NJ
M&M at Chesterfield, LLC	NJ
M&M AT Crescent Court, L.L.C.	NJ
M&M at West Orange, L.L.C.	NJ
M&M at Wheatena Urban Renewal, L.L.C.	NJ
Matzel & Mumford at Egg Harbor, L.L.C.	NJ
Matzel & Mumford at South Bound Brook Urban Renewal, L.L.C.	NJ
MCNJ, Inc.	NJ
MMIP, L.L.C.	NJ
Terrapin Realty, L.L.C.	NJ
The Matzel & Mumford Organization, Inc	NJ
K. Hovnanian Aberdeen, LLC	OH
K. Hovnanian Developments of Ohio, Inc.	OH
K. Hovnanian Edgebrook, LLC	OH
K. Hovnanian Hidden Hollow, LLC	OH
K. Hovnanian Indian Trails, LLC	OH
K. Hovnanian LaDue Reserve, LLC	OH

Guarantor	Jurisdiction of Incorporation or Organization
K. Hovnanian Monarch Grove, LLC	OH
K. Hovnanian Ohio Realty, L.L.C.	OH
K. HOVNANIAN OSTER HOMES, L.L.C.	OH
K. Hovnanian Rivendale, LLC	OH
K. Hovnanian Schady Reserve, LLC	OH
K. Hovnanian Summit Homes, L.L.C.	OH
K. Hovnanian Waterbury, LLC	OH
K. Hovnanian White Road, LLC	OH
K. Hovnanian Woodland Pointe, LLC	OH
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
Builder Services PA, L.L.C.	PA
Governor’s Abstract Co., Inc.	PA
K. Hovnanian at Allentown, L.L.C.	PA
K. HOVNANIAN AT CAMP HILL, L.L.C.	PA
K. Hovnanian at Chadds Ford, LLC	PA
K. Hovnanian at East Brandywine, L.L.C.	PA
K. Hovnanian at Hershey’s Mill, Inc.	PA
K. Hovnanian at Lower Macungie Township I, L.L.C.	PA
K. Hovnanian at Lower Macungie Township II, L.L.C.	PA
K. Hovnanian at Lower Makefield Township I, L.L.C.	PA
K. Hovnanian at Lower Moreland I, L.L.C.	PA
K. Hovnanian at Lower Moreland II, L.L.C.	PA
K. Hovnanian at Middletown, LLC	PA
K. Hovnanian at Northampton, L.L.C.	PA
K. HOVNANIAN AT RAPHO, L.L.C.	PA
K. Hovnanian at Sawmill, Inc.	PA
K. Hovnanian at Silver Spring, L.L.C.	PA
K. Hovnanian at Thornbury, Inc.	PA
K. Hovnanian at Upper Makefield I, Inc.	PA
K. Hovnanian at Upper Providence, LLC	PA
K. Hovnanian at Upper Uwchlan II, L.L.C.	PA
K. Hovnanian at Upper Uwchlan, L.L.C.	PA
K. Hovnanian Companies of Pennsylvania, Inc.	PA
K. Hovnanian Developments of Pennsylvania, Inc.	PA
K. Hovnanian Eastern Pennsylvania, L.L.C.	PA
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA
K. Hovnanian PA Real Estate, Inc.	PA
K. Hovnanian Pennsylvania Acquisitions, L.L.C.	PA
K. Hovnanian Summit Homes of Pennsylvania, L.L.C.	PA
Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.	PA
K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.	SC
K. Hovnanian Developments of South Carolina, Inc.	SC

Guarantor	Jurisdiction of Incorporation or Organization
K. Hovnanian Four Seasons at Gold Hill, LLC	SC
K. Hovnanian Homes at St. James Place, LLC	SC
K. Hovnanian Homes at The Paddocks, LLC	SC
K. Hovnanian Homes of South Carolina, LLC	SC
K. Hovnanian at Developments of Texas, Inc.	TX
K. Hovnanian DFW Belmont, LLC	TX
K. Hovnanian DFW Ridgeview, LLC	TX
K. Hovnanian Homes — DFW, L.L.C.	TX
K. Hovnanian Homes at Cameron Station, LLC	TX
K. Hovnanian Homes of Houston, L.L.C.	TX
K. Hovnanian of Houston II, L.L.C.	TX
Park Title Company, LLC	TX
Dulles Coppermine, L.L.C.	VA
Founders Title Agency, Inc.	VA
K. Hovnanian at Lake Ridge Estates, LLC	VA
K. Hovnanian at Lake Terrapin, L.L.C.	VA
K. Hovnanian at Lee Square L.L.C.	VA
K. Hovnanian at Lenah Woods, LLC	VA
K. Hovnanian at Reserves at Wheatland, LLC	VA
K. Hovnanian at Seasons Landing, LLC	VA
K. Hovnanian Developments of Virginia, Inc.	VA
K. Hovnanian Four Seasons @ Historical Virginia, LLC	VA
K. Hovnanian Homes of Virginia, L.L.C.	VA
K. Hovnanian Summit Holdings, L.L.C.	VA
K. Hovnanian’s Four Seasons at Charlottesville, L.L.C.	VA
K. Hovnanian’s Four Seasons at New Kent Vineyards, L.L.C.	VA
K. Hovnanian at Huntfield, LLC	WV
K. Hovnanian Developments of West Virginia, Inc.	WV
K. Hovnanian Homes of West Virginia, L.L.C.	WV
K. Hovnanian Summit Homes of West Virginia, L.L.C.	WV
Midwest Building Products & Contractor Services of West Virginia, L.L.C.	WV